                                                                  EXHIBIT 10.10C

                               THIRD AMENDMENT TO
                                 LOAN AGREEMENT


     This Amendment made this 16th day of July, 1996, by and between Sunwest Bank of Albuquerque, National Association, a national banking association ("Bank") and New Mexico Utilities, Inc., a New Mexico corporation ("Borrower").

     WHEREAS, on January 25, 1995 Bank and Borrower entered into a certain Loan Agreement ("Loan Agreement") pursuant to the terms and conditions of which credit has been extended by Bank to Borrower;

     WHEREAS, Bank and Borrower entered into a First Amendment to Loan Agreement dated October 10, 1995 (the "First Amendment"), (The "Loan Agreement" and "First Amendment" jointly referred to as "Agreement").

     WHEREAS, Bank and Borrower entered into a Second Amendment to Loan Agreement dated April 17, 1996 (the "Second Amendment"), (The "Loan Agreement", "First Amendment" and "Second Amendment" collectively referred to as "Agreement").

     WHEREAS, Bank and Borrower are desirous of amending the Agreement upon the following terms and conditions.

     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged by the undersigned, Bank and Borrower agree as follows:

     1. Paragraph 8g shall be deleted in its entirety and the following substituted thereof:

         g. Borrower will not, unless approved in writing by Bank, pay any dividend that exceeds the amount of dividends allowed by the terms of the Indenture of Mortgage dated February 14, 1992 securing First Mortgage Bonds, Series A due March 12, 2002.

     2. Except as expressly amended hereby, the terms and conditions of the Agreement and the documents executed and delivered in conjunction with the credit extended thereunder shall remain in full force and effect and are hereby ratified.

     BORROWER:                         New Mexico Utilities, Inc.,
                                       a New Mexico corporation


                                       BY: /s/ WILLIAM C. JASURA
                                          ----------------------------------
                                          William C. Jasura, Vice President
                                          Finance & Chief Financial Officer


     GUARANTOR:                        Southwest Water Company,
                                       a Delaware corporation


                                       BY: /s/ PETER J. MOERBEEK
                                          ----------------------------------
                                          Peter Moerbeek, Vice President
                                          Finance & Chief Financial Officer


     BANK:                             Sunwest Bank of Albuquerque,
                                       N.A., a national association


                                       BY: /s/ DON K. PADGETT
                                          ----------------------------------
                                          Don K. Padgett, Vice President


dce(July 16, 1996)